UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2013	(May 16, 2013)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	888-937-0004

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the Annual Meeting) of Metro Bancorp, Inc. (Metro or the Company) was held on May 16, 2013. At that meeting, the shareholders considered and acted upon the following proposals:

1.  The election of directors.  By the vote reflected below, the shareholders elected the following individuals to serve as directors until the 2014 Annual Meeting:

	Votes For	Votes Withheld	Broker Non-Votes
James R. Adair	11,256,082	485,127	1,766,550
John J. Cardello, CPA	11,413,654	327,555	1,766,550
Douglas S. Gelder	11,242,537	498,672	1,766,550
Alan R. Hassman	11,255,857	485,352	1,766,550
J. Rodney Messick	11,419,405	321,804	1,766,550
Howell C. Mette, Esq.	11,409,059	332,150	1,766,550
Gary L. Nalbandian	11,401,125	340,084	1,766,550
Michael A. Serluco	11,243,348	497,861	1,766,550
Samir J. Srouji, M.D.	11,397,808	343,401	1,766,550

2. The Say-On-Pay Proposal advisory vote on compensation of named executive officers.  The shareholders voted to approve, on an advisory non-binding basis, the compensation paid to the named executive officers.  The voting totals for this item are as follows: 9,860,985 shares voted for the proposal; 1,583,940 shares voted against the proposal; and 296,284 shares abstained from voting on the proposal.  There were 1,766,550 broker non-votes on the proposal.

3.  The ratification of the appointment of ParenteBeard LLC as Metro's independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results were as follows: 13,487,391 shares voted for the proposal; 18,499 shares voted against the proposal; and 1,869 shares abstained from voting on the proposal.  There were no broker non-votes on the proposal.

Item 7.01. Regulation FD Disclosure

On May 16, 2013, the shareholders of Metro Bancorp, Inc. held their annual shareholders' meeting. At that meeting, the Chief Executive Officer and Chief Financial Officer of Metro made a presentation to shareholders. The slide presentation used during the meeting is attached as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On May 16, 2013, the Company presented to its shareholders, the presentation included as Exhibit 99.1 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Shareholder Presentation Materials, dated May 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
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(Registrant)

Date: May 17, 2013

/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Description

99.1	Shareholder Presentation Materials of Metro Bancorp, Inc. dated May 16, 2013